BBIF MONEY FUND

(the “Fund”)

Supplement dated July 28, 2015 to the Statement of Additional Information of the Fund, dated July 29, 2015

The Board of Trustees of the Fund (the “Board”) recently approved certain changes to the principal investment strategies of the Fund in order for the Fund to meet the definition of a “government money market fund” under Rule 2a-7 under the Investment Company Act of 1940, as amended. The Board has chosen not to subject the Fund to discretionary or default liquidity fees or temporary suspensions of redemptions due to declines in the Fund’s weekly liquid assets. These changes will become effective January 4, 2016. Investors should review carefully the specific changes to the Statement of Additional Information of the Fund, which are detailed below.

Accordingly, effective January 4, 2016, the Fund’s Statement of Additional Information is amended as follows:

The section of Part I entitled “I. Investment Objectives and Policies — Money Fund” is deleted in its entirety and replaced with the following:

Money Fund is a money market fund. The investment objective of Money Fund is to seek current income, preservation of capital and liquidity. Money Fund’s investment objective is a fundamental policy of the Fund that may not be changed without the affirmative vote of a majority of Money Fund’s outstanding shares as defined in the Investment Company Act.

Money Fund seeks to achieve its investment objective by investing at least 99.5% of its total assets in cash, U.S. Treasury bills, notes and other obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and repurchase agreements secured by such obligations or cash. The Fund may invest in variable and floating rate instruments, and transact in securities on a when-issued, delayed delivery or forward commitment basis. There can be no assurance that the investment objective of Money Fund will be realized. Money Fund is classified as a diversified open-end investment company under the Investment Company Act.

Money Fund’s investments will be in instruments with a remaining maturity of 397 days (13 months) or less, with certain exceptions. The Fund invests in “Government Securities” (as defined by applicable laws, regulations or interpretations of the Securities and Exchange Commission (the “SEC”)). BlackRock Advisors, LLC (“BlackRock” or the “Manager”) is the Fund’s investment manager. The Fund’s dollar-weighted average maturity will be 60 days or less, and its dollar-weighted average life will be 120 days or less.

Investment in Money Fund shares offers several potential benefits. By utilizing professional money market management and block purchases of securities, Money Fund seeks to provide as high a yield potential, consistent with its investment objective, as is available through investments in short-term U.S. Government securities. It provides high liquidity because of its redemption features and seeks the reduced risk that generally results from diversification of assets. The shareholder is also relieved from administrative burdens associated with direct investment in short-term U.S. Government securities, such as coordinating maturities and reinvestments, safekeeping and making numerous buy-sell decisions. These benefits are at least partially offset by certain expenses borne by investors, including management fees, distribution fees, administrative costs and operational costs.

The investment chart in the section of Part I entitled “I. Investment Objectives and Policies” is amended by unchecking the following with respect to Money Fund:

Bank Money Instruments

Commercial Paper and Other Short-Term Obligations

Foreign Bank Money Instruments

Foreign Short-Term Debt Instruments

Investment in Other Investment Companies

Municipal Investments

Municipal Securities — Derivative Products

Variable Rate Demand Obligations (“VRDOs”) and Participating VRDOs

Reverse Repurchase Agreements

Shareholders should retain this Supplement for future reference.

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